UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): January 23, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-18348                06-1209796
(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


1400 Corporate Center Way, Wellington, Florida                  33414
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4


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Item 5.  Other Events.

          On January 23, 2003, BE Aerospace, Inc. amended the credit agreement under its existing bank credit facility. BE Aerospace, Inc. also issued a press release announcing the amendment. Both the amendment to the credit agreement and the press release are attached hereto as Exhibits 10.1 and 99.1, respectively.

Item 7.  Financial Statements and Exhibits

(a)   None
(b)   None
(c)   Exhibits.

    Exhibit No.       Description
    --------------    --------------
    10.1              Amendment No. 2 to Credit Agreement dated as of August 21,
                      2001 between BE Aerospace, Inc., Lenders and JPMorgan
                      Chase Bank, dated as of January 23, 2003.

    99.1              Press Release, dated January 23, 2003.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               ------------------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer


Date:  January 23, 2003

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibits
---------------   ----------------------------
10.1              Amendment No. 2 to Credit Agreement dated as of August 21,
                  2001 between BE Aerospace, Inc., Lenders and JPMorgan Chase
                  Bank, dated as of January 23, 2003.

99.1              Press Release, dated January 23, 2003.